Statutory Reserves and Restricted Net Assets	12 Months Ended
Dec. 31, 2012
Statutory Reserves and Restricted Net Assets
26.	STATUTORY RESERVES AND RESTRICTED NET ASSETS

In accordance with the relevant PRC laws and regulations, the Group’s subsidiaries and VIE in the PRC (mainland) are required to provide for certain statutory reserves, which are appropriated from net profit as reported in accordance with PRC accounting standards. The Group’s subsidiaries and VIE in the PRC (mainland) are required to allocate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital. Appropriations to other types of reserves in accordance with relevant PRC laws and regulations are to be made at the discretion of the board of directors of each of the Group’s subsidiaries and VIE in the PRC (mainland). The statutory reserves are restricted from being distributed as dividends under PRC laws and regulations. The appropriations to these reserves by the Group’s subsidiaries and VIE in the PRC (mainland) were $16,679, $22,631 and $23,137 for the years ended December 31, 2010, 2011 and 2012, respectively.

As a result of these PRC laws and regulations and the requirement that distributions by the Group’s subsidiaries and VIE in the PRC (mainland) can only be paid out of distributable profits reported in accordance with PRC accounting standards, the Group’s subsidiaries and VIE in the PRC (mainland) are restricted from transferring a portion of their net assets to the Company. The restricted amounts include the paid-in capital and the statutory reserves of the Group’s subsidiaries and VIE in the PRC (mainland). The aggregate amount of paid-in capital and statutory reserves, which represented the amount of net assets of the Group’s subsidiaries and VIE in the PRC (mainland) not available for distribution, were $120,370, $181,319 and $194,594 as of December 31, 2010, 2011 and 2012, respectively.